UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 1, 2013
Date of Report (Date of earliest event reported)

NOVUS ROBOTICS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-140396	20-3061959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7669 Kimbal Street Mississauga, Ontario Canda	L5S 1A7
(Address of principal executive offices)	(Zip Code)

(905) 672-7669
Registrant’s telephone number, including area code

14 The Link, Mornigside
Sandton 2196 South Africa
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on April 1, 2013, the Board of Directors of Novus Robotics, Inc., a Nevada corporation (the "Company"), accepted the resignation from Veljiko Pjevac as a member of the Board of Directors effective April 1, 2013. Mr. Pjevac did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Simultaneously, the Board of Directors accepted the consent from H. Beth Carey as a member of the Board of Directors and appointed Ms. Carey as a member of the Board of Directors effective April 1, 2013. Therefore, as of the date of this Current Report, the Board of Directors consists of the following members: Berardino Paolucci, Drasko Karanovic and H. Beth Carey.

Biography

H. Beth Carey. Ms. Carey has over thirty-five years of experience as a senior accountant involving various industries, including construction, service and manufacturing and non-profit. Ms. Carey was employed by Dieco Technologies from 2000 through 2003 as the assistant to the controller for the accounting department. Her duties included accounts receivables/collections, accounts payable, payroll and salary (hourly and commissions), accruals, month end journal entries, general ledger maintenance, costing spreadsheets for program engineers for all projects, sales support as required by salesmen, government remittances and work in process.

In June 2005, Ms. Carey became employed by D&R Technology as the accountant. Ms. Carey was required to perform substantial number of duties required to keep accounting, payroll and purchasing functioning at a high level. She provided support to executive officers in sales and projects who needed financial information, such as job costing details. She further worked with executive officers in purchasing obtaining quotes for products in order to provide cost savings and customer service contact for spare parts and shipping. Ms. Carey also prepares all financial statements for our accountant and liasons with the accountant for the preparation of the quarterly and annual financial statements. She further provides support to the auditors during the audit of our financials. The nature of her responsibilities discussed above, including the underlying requisite financial and accounting skills, establish Ms. Carey's qualification as a member of our Board of Directors.

Ms. Carey earned a college degree in finance and accounting from Sheridan College – Mississauga and achieved Level 3 in the Certified General Accountants Course.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVUS ROBOTICS INC.

DATE: April 8, 2013	/s/ Berardino Paolucci
Name: Berardino Paolucci
Title: President/Chief Executive Officer

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